NEWS	Exhibit 99.1

Tara Kurian
VP, Corporate Finance and Investor Relations
(813) 830-5311

Bloomin’ Brands Announces 2023 Q4 Financial Results
Q4 Diluted EPS of $0.45 and Q4 Adjusted Diluted EPS of $0.75
Announces $350 Million Share Repurchase Authorization
Provides Full Year 2024 Financial Outlook

TAMPA, Fla., February 23, 2024 - Bloomin’ Brands, Inc. (Nasdaq: BLMN) today reported results for the fourth quarter 2023 (“Q4 2023”) and fiscal year ended December 31, 2023 (“Fiscal Year 2023”) compared to the fourth quarter 2022 (“Q4 2022”) and the fiscal year ended December 25, 2022 (“Fiscal Year 2022”). In 2023, the fourth quarter and fiscal year included an additional operating week (“53rd week”) compared to Fiscal Year 2022.

CEO Comments
“The fourth quarter was a good finish to 2023, especially the holiday season,” said David Deno, CEO. “As we head into 2024, we remain focused on elevating the guest experience that in turn will drive sales and profit growth at Outback Steakhouse and all of our brands.”

Diluted EPS and Adjusted Diluted EPS
The following table reconciles Diluted earnings per share to Adjusted diluted earnings per share for the periods indicated (unaudited):

	Q4			FISCAL YEAR
	2023	2022	CHANGE	2023	2022	CHANGE
Diluted earnings per share	$0.45	$0.61	$(0.16)	$2.56	$1.03	$1.53
Adjustments (1)	0.30	0.07	0.23	0.37	1.49	(1.12)
Adjusted diluted earnings per share (1)	$0.75	$0.68	$0.07	$2.93	$2.52	$0.41

___________________
(1)See non-GAAP Measures later in this release. Also see Tables Four, Six and Seven for details regarding the nature of diluted earnings per share adjustments for the periods presented.

Fourth Quarter Financial Results

(dollars in millions, unaudited)	Q4 2023	Q4 2022	CHANGE
Total revenues (1)	$1,194.2	$1,095.0	9.1%

GAAP operating income margin	4.8%	7.7%	(2.9)%
Adjusted operating income margin (2)	7.5%	8.2%	(0.7)%

Restaurant-level operating margin (2)	16.4%	16.3%	0.1%
Adjusted restaurant-level operating margin (2)	15.9%	16.8%	(0.9)%
___________________
(1)Includes $83.5 million from the 53rd week.
(2)See non-GAAP Measures later in this release. Also see Tables Four and Six for details regarding the nature of restaurant-level operating income margin adjustments and operating income margin adjustments, respectively.

•The increase in Total revenues was primarily due to: (i) restaurant sales during the 53rd week of 2023, (ii) the effect of foreign currency translation and (iii) the net impact of restaurant openings and closures. This increase in Total revenues was partially offset by the benefit of Brazil value added tax exemptions during Q4 2022.

•GAAP operating income margin decreased from Q4 2022 primarily due to impacts of the 2023 Closure Initiative, as detailed below.

•Restaurant-level operating margin improved slightly from Q4 2022 primarily due to: (i) an increase in average check per person, (ii) the impact of certain cost saving and productivity initiatives, (iii) the favorable settlement of certain collective action wage and hour lawsuits and (iv) lease remeasurement gains in connection with the 2023 Closure Initiative. These increases were partially offset by: (i) commodity and labor inflation and (ii) higher advertising expense.

•Adjusted income from operations excludes: (i) impairment and closure costs in connection with the 2023 Closure Initiative, net of lease remeasurement gains, (ii) the benefit of the favorable settlement of certain collective action wage and hour lawsuits and (iii) other costs not correlated to our core operating performance. Adjusted restaurant-level operating margin excludes the benefits of the lawsuit settlements and lease remeasurement gains.

Fourth Quarter Comparable Restaurant Sales(1)

FOURTEEN WEEKS ENDED DECEMBER 31, 2023	COMPANY-OWNED (1)
Comparable restaurant sales (stores open 18 months or more):
U.S.
Outback Steakhouse	(0.3)%
Carrabba’s Italian Grill	2.5%
Bonefish Grill	(3.0)%
Fleming’s Prime Steakhouse & Wine Bar	(0.3)%
Combined U.S.	(0.2)%

International
Outback Steakhouse - Brazil (2)	0.6%
___________________
(1)Comparable restaurant sales compare the 14 weeks from September 25, 2023 through December 31, 2023 to the 14 weeks from September 26, 2022 through January 1, 2023.
(2)Excludes the effect of fluctuations in foreign currency rates and the benefit of Brazil value added tax exemptions. Includes trading day impact from calendar period reporting.

Dividend Declaration and Share Repurchases
On February 13, 2024, our Board of Directors declared a quarterly cash dividend of $0.24 per share, payable on March 20, 2024 to stockholders of record at the close of business on March 6, 2024.

On February 13, 2024, our Board of Directors canceled $57.5 million of remaining authorization under our existing share repurchase program and approved a new $350.0 million authorization. The 2024 Share Repurchase Program includes capacity above our normal share repurchases activity to provide flexibility in retiring our convertible senior notes at or prior to their May 2025 maturity. The 2024 Share Repurchase Program will expire on August 13, 2025.

2023 Closure Initiative
In Q4 2023, we made the decision to close 36 predominantly older, underperforming restaurants and three U.S. and two international Aussie Grill restaurants. In connection with these closures, we recognized asset impairments and net closure charges of $32.3 million during Q4 2023. We expect to complete these closures during Q1 2024 and incur charges of between $8 million and $11 million.

In 2024, we plan to open 40 to 45 system-wide restaurants.

Fiscal 2024 Financial Outlook
Please note, fiscal 2024 adjusted diluted earnings per share will exclude the Brazil tax legislation benefit and the 53rd week that were included in the 2023 financial results.

The tables below present our expectations for selected 2024 financial and operating results.

Financial Results:	2024 Guidance
U.S. comparable restaurant sales	Flat to +2%

GAAP diluted earnings per share (1)	$2.27 to $2.46

Adjusted diluted earnings per share (2)	$2.51 to $2.66

Effective income tax rate	14% to 16%

Other Selected Financial Data:	2024 Guidance
Commodity inflation	3% to 4%

Capital expenditures	$270M to $290M

Number of new system-wide restaurants	40 to 45
________________
(1)For GAAP purposes assumes diluted weighted average shares of approximately 95 to 96 million.
(2)Includes adjustments related to the 2023 Closure Initiative and assumes adjusted diluted weighted average shares of approximately 90 to 91 million, which includes the benefit of the convertible note hedge entered into in May 2020.

The following table is a comparable view of our 2023 adjusted diluted earnings per share to our 2024 adjusted diluted earnings per share outlook.

Comparable Adjusted Diluted Earnings Per Share
2023 Adjusted diluted earnings per share	$2.93

Less: Impact of the Brazil tax legislation	Approx. (0.26)

Less: Impact of the 53rd week	Approx. (0.16)

2023 Adjusted diluted earnings per share on a comparable 52-week basis	$2.51

2024 Adjusted diluted earnings per share outlook	$2.51 to $2.66

Q1 2024 Financial Outlook
The table below presents our expectations for selected fiscal Q1 2024 operating results.

Please note, Q1 2024 results will be impacted by the following factors:
•Due to the 53rd week in Fiscal Year 2023, our financial statement comparisons will be one week different year over year. Q1 2024 does not include the December holiday week, including New Year’s Eve. We estimate this shift in weeks to be worth approximately $0.06.
•The first three weeks of the quarter were negatively impacted by weather. We estimate this impact to be approximately 1.3% to our U.S. comparable sales for the quarter, and $0.05 to our adjusted earnings per share.
•We will be lapping the Brazil tax legislation benefit, which is a $0.08 headwind.

Financial Results:	Q1 2024 Outlook
U.S. comparable restaurant sales	Down 0.5% to Down 2%

GAAP diluted earnings per share (1)	$0.56 to $0.62

Adjusted diluted earnings per share (2)	$0.70 to $0.75
___________________
(1)For GAAP purposes assumes diluted weighted average shares of approximately 96 to 97 million.
(2)Includes adjustments related to the 2023 Closure Initiative and assumes adjusted diluted weighted average shares of approximately 90 to 91 million, which includes the benefit of the convertible note hedge entered into in May 2020.

We will report our financial statements for 2024 on a Fiscal Calendar Basis. Due to the 53rd week in Fiscal Year 2023, our financial statement comparisons will be one week different year over year. We expect the largest impacts from this shift to occur in Q1 2024 as well as Q4 2024.

We will report our comparable restaurant sales on a Comparable Calendar Basis. The following table provides a comparison of the calendar days included in both our 2024 fiscal and comparable restaurant sales calendars. We believe this will provide the most accurate assessment of comparable sales.

Fiscal and Comparable Calendar Calculation Dates
Fiscal Calendar Basis	Comparable Calendar Basis
Q1
January 1, 2024 - March 31, 2024	January 1, 2024 - March 31, 2024
vs.	vs.
December 26, 2022 - March 26, 2023	January 2, 2023 - April 2, 2023
Q2
April 1, 2024 - June 30, 2024	April 1, 2024 - June 30, 2024
vs.	vs.
March 27, 2023 - June 25, 2023	April 3, 2023 - July 2, 2023
Q3
July 1, 2024 - September 29, 2024	July 1, 2024 - September 29, 2024
vs.	vs.
June 26, 2023 - September 24, 2023	July 3, 2023 - October 1, 2023
Q4
September 30, 2024 - December 29, 2024	September 30, 2024 - December 29, 2024
vs.	vs.
September 25, 2023 - December 31, 2023	October 2, 2023 - December 31, 2023
Total Year
January 1, 2024 - December 29, 2024	January 1, 2024 - December 29, 2024
vs.	vs.
December 26, 2022 - December 31, 2023	January 2, 2023 - December 31, 2023

Conference Call
The Company will host a conference call today, February 23, 2024 at 8:00 AM EST. The conference call will be webcast live from the Company’s website at http://www.bloominbrands.com under the Investors section. A replay of this webcast will be available on the Company’s website after the call.

About Bloomin’ Brands, Inc.
Bloomin’ Brands, Inc. is one of the largest casual dining restaurant companies in the world with a portfolio of leading, differentiated restaurant concepts. The Company has four founder-inspired brands: Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar. The Company owns and operates more than 1,450 restaurants in 47 states, Guam and 13 countries, some of which are franchise locations. For more information, please visit www.bloominbrands.com.

Non-GAAP Measures
In addition to the results provided in accordance with GAAP, this press release and related tables include certain non-GAAP measures, which present operating results on an adjusted basis. These are supplemental measures of performance that are not required by or presented in accordance with GAAP and include: (i) Restaurant-level operating income, adjusted restaurant-level operating income and their corresponding margins, (ii) Adjusted income from operations and the corresponding margin, (iii) Adjusted segment income from operations and the corresponding margin, (iv) Adjusted net income and (v) Adjusted diluted earnings per share.

Restaurant-level operating margin is a non-GAAP financial measure widely regarded in the industry as a useful metric to evaluate restaurant-level operating efficiency and performance of ongoing restaurant-level operations, and we use it for these purposes, overall and particularly within our two segments.

We believe that our use of non-GAAP financial measures permits investors to assess the operating performance of our business relative to our performance based on GAAP results and relative to other companies within the restaurant industry by isolating the effects of certain items that may vary from period to period without correlation to core operating performance or that vary widely among similar companies. However, our inclusion of these adjusted measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items or that the items for which we have made adjustments are unusual or infrequent or will not recur. We believe that the disclosure of these non-GAAP measures is useful to investors as they form part of the basis for how our management team and Board of Directors evaluate our operating performance, allocate resources and administer employee incentive plans.

These non-GAAP financial measures are not intended to replace GAAP financial measures, and they are not necessarily standardized or comparable to similarly titled measures used by other companies. We maintain internal guidelines with respect to the types of adjustments we include in our non-GAAP measures. These guidelines endeavor to differentiate between types of gains and expenses that are reflective of our core operations in a period, and those that may vary from period to period without correlation to our core performance in that period. However, implementation of these guidelines necessarily involves the application of judgment, and the treatment of any items not directly addressed by, or changes to, our guidelines will be considered by our disclosure committee. You should refer to the reconciliations of non-GAAP measures in Tables Four, Five, Six and Seven included later in this release for descriptions of the actual adjustments made in the current period and the corresponding prior period.

Forward-Looking Statements
Certain statements contained herein, including statements under the headings “CEO Comments”, “Fiscal 2024 Financial Outlook” and “Q1 2024 Financial Outlook” are not based on historical fact and are “forward-looking statements” within the meaning of applicable securities laws. Generally, these statements can be identified by the use of words such as “guidance,” “believes,” “estimates,” “anticipates,” “expects,” “on track,” “feels,” “forecasts,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to: consumer reaction to public health and food safety issues; increases in labor costs and fluctuations in the availability of employees; increases in unemployment rates and taxes; competition; interruption or breach of our systems or loss of consumer or employee information; price and availability of commodities and other impacts of inflation; our dependence on a limited number of suppliers and distributors; political, social and legal conditions in international markets and their effects on foreign operations and foreign currency exchange rates; our ability to address corporate citizenship and sustainability matters and investor expectations; local, regional, national and international economic conditions; changes in patterns of consumer traffic, consumer tastes and dietary habits; the effects of changes in tax laws; costs, diversion of management attention and reputational damage from any claims or litigation; government actions and policies; challenges associated with our remodeling, relocation and expansion plans; our ability to preserve the value of and grow our brands; consumer confidence and spending patterns; the effects of a health pandemic, weather, acts of God and other disasters and the ability or success in executing related business continuity plans; the Company’s ability to make debt payments and planned investments and the Company’s compliance with debt covenants; the cost and availability of credit; interest rate changes; and any impairments in the carrying value of goodwill and other assets. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Note: Numerical figures included in this release have been subject to rounding adjustments.

TABLE ONE
BLOOMIN’ BRANDS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
(in thousands, except per share data)	(UNAUDITED)	(UNAUDITED)	(UNAUDITED)
Revenues
Restaurant sales	$1,177,431	$1,079,827	$4,607,408	$4,352,695
Franchise and other revenues	16,766	15,221	64,062	63,813
Total revenues	1,194,197	1,095,048	4,671,470	4,416,508
Costs and expenses
Food and beverage	352,344	326,864	1,409,649	1,383,632
Labor and other related	343,431	301,946	1,325,339	1,226,460
Other restaurant operating	288,774	275,079	1,126,123	1,065,662
Depreciation and amortization	49,306	44,414	191,171	169,617
General and administrative	69,062	60,743	260,470	234,752
Provision for impaired assets and restaurant closings	34,431	1,865	33,574	5,964
Total costs and expenses	1,137,348	1,010,911	4,346,326	4,086,087
Income from operations	56,849	84,137	325,144	330,421
Loss on extinguishment and modification of debt	—	—	—	(107,630)
Loss on fair value adjustment of derivatives, net	—	—	—	(17,685)
Interest expense, net	(13,921)	(14,322)	(52,169)	(53,199)
Income before (benefit) provision for income taxes	42,928	69,815	272,975	151,907
(Benefit) provision for income taxes	(2,625)	9,676	18,561	42,704
Net income	45,553	60,139	254,414	109,203
Less: net income attributable to noncontrolling interests	2,283	2,094	7,028	7,296
Net income attributable to Bloomin’ Brands	$43,270	$58,045	$247,386	$101,907

Earnings per share:
Basic	$0.50	$0.66	$2.84	$1.15
Diluted	$0.45	$0.61	$2.56	$1.03

Weighted average common shares outstanding:
Basic	86,918	87,937	87,230	88,846
Diluted	96,226	95,221	96,453	98,512

TABLE TWO
BLOOMIN’ BRANDS, INC.
SEGMENT RESULTS
	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
(dollars in thousands)	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
U.S. Segment	(UNAUDITED)	(UNAUDITED)	(UNAUDITED)
Revenues
Restaurant sales	$1,029,908	$942,775	$4,005,053	$3,863,016
Franchise and other revenues	12,494	11,540	48,546	48,854
Total revenues	$1,042,402	$954,315	$4,053,599	$3,911,870
International Segment
Revenues
Restaurant sales (1)	$147,523	$137,052	$602,355	$489,679
Franchise and other revenues	4,272	3,681	15,516	14,959
Total revenues	$151,795	$140,733	$617,871	$504,638
Reconciliation of Segment Income from Operations to Consolidated Income from Operations
Segment income from operations
U.S.	$73,269	$102,513	$377,534	$407,860
International	16,920	18,474	83,948	57,333
Total segment income from operations	90,189	120,987	461,482	465,193
Unallocated corporate operating expense	(33,340)	(36,850)	(136,338)	(134,772)
Total income from operations	$56,849	$84,137	$325,144	$330,421
________________
(1)Restaurant sales in Brazil includes $30.2 million during fiscal year 2023 and $7.7 million during the thirteen weeks and fiscal year ended December 25, 2022, of value added tax exemptions resulting from tax legislation.

TABLE THREE
BLOOMIN’ BRANDS, INC.
SUPPLEMENTAL BALANCE SHEET INFORMATION
	DECEMBER 31, 2023	DECEMBER 25, 2022
(dollars in thousands)	(UNAUDITED)
Cash and cash equivalents	$111,519	$84,735
Net working capital (deficit) (1)	$(659,021)	$(632,290)
Total assets	$3,424,081	$3,320,425
Total debt, net	$780,719	$828,507
Total stockholders’ equity	$412,003	$273,909
_________________
(1)We have, and in the future may continue to have, negative working capital balances (as is common for many restaurant companies). We operate successfully with negative working capital because cash collected on restaurant sales is typically received before payment is due on our current liabilities, and our inventory turnover rates require relatively low investment in inventories. Additionally, ongoing cash flows from restaurant operations and gift card sales are typically used to service debt obligations and to make capital expenditures.

TABLE FOUR
BLOOMIN’ BRANDS, INC.
RESTAURANT-LEVEL AND ADJUSTED RESTAURANT-LEVEL OPERATING INCOME AND MARGINS NON-GAAP RECONCILIATIONS
(UNAUDITED)
Consolidated	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
(dollars in thousands)	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
Income from operations	$56,849	$84,137	$325,144	$330,421
Operating income margin	4.8%	7.7%	7.0%	7.5%
Less:
Franchise and other revenues	16,766	15,221	64,062	63,813
Plus:
Depreciation and amortization	49,306	44,414	191,171	169,617
General and administrative	69,062	60,743	260,470	234,752
Provision for impaired assets and restaurant closings	34,431	1,865	33,574	5,964
Restaurant-level operating income (1)	$192,882	$175,938	$746,297	$676,941
Restaurant-level operating margin	16.4%	16.3%	16.2%	15.6%
Adjustments:
Legal and other matters (2)	(3,650)	5,900	(3,650)	5,900
Asset impairments and closing costs (3)	(2,450)	—	(2,450)	—
Partner compensation (4)	—	—	1,894	—
Total restaurant-level operating income adjustments	(6,100)	5,900	(4,206)	5,900
Adjusted restaurant-level operating income	$186,782	$181,838	$742,091	$682,841
Adjusted restaurant-level operating margin	15.9%	16.8%	16.1%	15.7%
_________________
(1)The following categories of revenue and operating expenses are not included in restaurant-level operating income and the corresponding margin because we do not consider them reflective of operating performance at the restaurant-level within a period:
(a)Franchise and other revenues, which are earned primarily from franchise royalties and other non-food and beverage revenue streams, such as rental and sublease income.
(b)Depreciation and amortization, which, although substantially all of which is related to restaurant-level assets, represent historical sunk costs rather than cash outlays for the restaurants.
(c)General and administrative expense, which includes primarily non-restaurant-level costs associated with support of the restaurants and other activities at our corporate offices.
(d)Asset impairment charges and restaurant closing costs, which are not reflective of ongoing restaurant performance in a period.
(2)Reflects changes in legal reserves in connection with certain collective action wage and hour lawsuits.
(3)Lease remeasurement gains in connection with the 2023 Closure Initiative.
(4)Costs incurred in connection with the transition to a new partner compensation program.

U.S.	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
(dollars in thousands)	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
Income from operations	$73,269	$102,513	$377,534	$407,860
Operating income margin	7.0%	10.7%	9.3%	10.4%
Less:
Franchise and other revenues	12,494	11,540	48,546	48,854
Plus:
Depreciation and amortization	40,510	36,435	157,878	139,170
General and administrative	26,090	23,969	98,899	93,401
Provision for impaired assets and restaurant closings	33,526	2,103	32,669	4,420
Restaurant-level operating income	$160,901	$153,480	$618,434	$595,997
Restaurant-level operating margin	15.6%	16.3%	15.4%	15.4%
Adjustments:
Asset impairments and closing costs (1)	(2,450)		(2,450)	—
Partner compensation (2)	—	—	1,894	—
Total restaurant-level operating income adjustments	(2,450)	—	(556)	—
Adjusted restaurant-level operating income	$158,451	$153,480	$617,878	$595,997
Adjusted restaurant-level operating margin	15.4%	16.3%	15.4%	15.4%
_________________
(1)Lease remeasurement gains in connection with the 2023 Closure Initiative.
(2)Costs incurred in connection with the transition to a new partner compensation program.

International	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
(dollars in thousands)	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
Income from operations	$16,920	$18,474	$83,948	$57,333
Operating income margin	11.1%	13.1%	13.6%	11.4%
Less:
Franchise and other revenues	4,272	3,681	15,516	14,959
Plus:
Depreciation and amortization	7,155	5,959	25,430	23,397
General and administrative	6,783	7,268	28,816	23,355
Provision for impaired assets and restaurant closings	905	(238)	905	1,537
Restaurant-level operating income	$27,491	$27,782	$123,583	$90,663
Restaurant-level operating margin	18.6%	20.3%	20.5%	18.5%

Total restaurant-level operating income adjustments	—	—	—	—
Adjusted restaurant-level operating income	$27,491	$27,782	$123,583	$90,663
Adjusted restaurant-level operating margin	18.6%	20.3%	20.5%	18.5%

TABLE FIVE
BLOOMIN’ BRANDS, INC.
CONSOLIDATED RESTAURANT-LEVEL OPERATING MARGIN NON-GAAP RECONCILIATIONS
(UNAUDITED)
	FOURTEEN WEEKS ENDED		THIRTEEN WEEKS ENDED		FAVORABLE (UNFAVORABLE) CHANGE IN ADJUSTED QUARTER TO DATE
	DECEMBER 31, 2023		DECEMBER 25, 2022
	REPORTED	ADJUSTED (1)	REPORTED	ADJUSTED (1)
Restaurant sales	100.0%	100.0%	100.0%	100.0%

Food and beverage	29.9%	29.9%	30.3%	30.3%	0.4%
Labor and other related	29.2%	29.2%	28.0%	28.0%	(1.2)%
Other restaurant operating	24.5%	25.0%	25.5%	24.9%	(0.1)%

Restaurant-level operating margin	16.4%	15.9%	16.3%	16.8%	(0.9)%

	FISCAL YEAR				FAVORABLE (UNFAVORABLE) CHANGE IN ADJUSTED YEAR TO DATE
	2023		2022
	REPORTED	ADJUSTED (1)	REPORTED	ADJUSTED (1)
Restaurant sales	100.0%	100.0%	100.0%	100.0%

Food and beverage	30.6%	30.6%	31.8%	31.8%	1.2%
Labor and other related	28.8%	28.7%	28.2%	28.2%	(0.5)%
Other restaurant operating	24.4%	24.6%	24.5%	24.3%	(0.3)%

Restaurant-level operating margin	16.2%	16.1%	15.6%	15.7%	0.4%
_________________
(1)See Table Four Restaurant-level and Adjusted Restaurant-Level Operating Income and Margins Non-GAAP Reconciliations for details regarding restaurant-level operating margin adjustments. Operating margin adjustments of $1.9 million for fiscal year 2023 were recorded within Labor and other related expenses. Operating margin adjustments of ($6.1) million for the fourteen weeks and fiscal year ended December 31, 2023 and all operating margin adjustments for the thirteen weeks and fiscal year ended December 25, 2022, were recorded within Other restaurant operating expense.

TABLE SIX
BLOOMIN’ BRANDS, INC.
ADJUSTED INCOME FROM OPERATIONS NON-GAAP RECONCILIATIONS
(UNAUDITED)
(dollars in thousands)	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
Consolidated	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
Income from operations	$56,849	$84,137	$325,144	$330,421
Operating income margin	4.8%	7.7%	7.0%	7.5%
Adjustments:
Total restaurant-level operating income adjustments (1)	(6,100)	5,900	(4,206)	5,900
Asset impairments and closing costs (2)	34,822	—	28,236	—
Other (3)	4,110	—	7,546	—
Total income from operations adjustments	32,832	5,900	31,576	5,900
Adjusted income from operations	$89,681	$90,037	$356,720	$336,321
Adjusted operating income margin	7.5%	8.2%	7.6%	7.6%

U.S. Segment
Income from operations	$73,269	$102,513	$377,534	$407,860
Operating income margin	7.0%	10.7%	9.3%	10.4%
Adjustments:
Total restaurant-level operating income adjustments (1)	(2,450)	—	(556)	—
Asset impairments and closing costs (2)	33,360	—	26,774	—
Other (3)	—	—	1,147	—
Total income from operations adjustments	30,910	—	27,365	—
Adjusted income from operations	$104,179	$102,513	$404,899	$407,860
Adjusted operating income margin	10.0%	10.7%	10.0%	10.4%

International Segment
Income from operations	$16,920	$18,474	$83,948	$57,333
Operating income margin	11.1%	13.1%	13.6%	11.4%
Adjustments:
Asset impairments and closing costs (2)	905	—	905	—
Adjusted income from operations	$17,825	$18,474	$84,853	$57,333
Adjusted operating income margin	11.7%	13.1%	13.7%	11.4%
_________________
(1)See Table Four Restaurant-level and Adjusted Restaurant-Level Operating Income and Margins Non-GAAP Reconciliations for details regarding restaurant-level operating income adjustments.
(2)Includes asset impairment, closure costs and severance in connection with the 2023 Closure Initiative. Fiscal year 2023 also includes a lease termination gain, net of related asset impairments, of $6.7 million.
(3)Primarily includes professional fees, severance and other costs not correlated to our core operating performance during the period.

TABLE SEVEN
BLOOMIN’ BRANDS, INC.
ADJUSTED NET INCOME AND ADJUSTED DILUTED EARNINGS PER SHARE NON-GAAP RECONCILIATIONS
(UNAUDITED)
	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
(in thousands, except per share data)	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
Net income attributable to Bloomin’ Brands	$43,270	$58,045	$247,386	$101,907
Adjustments:
Income from operations adjustments (1)	32,832	5,900	31,576	5,900
Loss on extinguishment and modification of debt (2)	—	—	—	107,630
Loss on fair value adjustment of derivatives, net (2)	—	—	—	17,685
Total adjustments, before income taxes	32,832	5,900	31,576	131,215
Adjustment to provision for income taxes (3)	(8,151)	(1,585)	(10,801)	(263)
Net adjustments	24,681	4,315	20,775	130,952
Adjusted net income	$67,951	$62,360	$268,161	$232,859

Diluted earnings per share	$0.45	$0.61	$2.56	$1.03
Adjusted diluted earnings per share (4)	$0.75	$0.68	$2.93	$2.52

Diluted weighted average common shares outstanding	96,226	95,221	96,453	98,512
Adjusted diluted weighted average common shares outstanding (4)	91,160	91,059	91,386	92,423
_________________
(1)See Table Six Adjusted Income from Operations Non-GAAP Reconciliations above for details regarding Income from operations adjustments.
(2)Includes losses primarily in connection with the repurchase of $125 million of our outstanding 2025 Notes, as well as the settlements of the related convertible senior note hedges and warrants (the “2025 Notes Partial Repurchase”).
(3)Includes the tax effects of non-GAAP adjustments determined based on the nature of the underlying non-GAAP adjustments and their relevant jurisdictional tax rates for all periods presented. For 2023, also includes a $2.9 million adjustment related to a Brazil federal income tax exemption on certain state value added tax benefits. For 2022, the primary difference between GAAP and adjusted effective income tax rates relates to certain non-deductible losses and other tax costs associated with the 2025 Notes Partial Repurchase.
(4)Adjusted diluted weighted average common shares outstanding was calculated excluding the dilutive effect of 5,066 and 4,162 shares for the fourteen weeks ended December 31, 2023 and the thirteen weeks ended December 25, 2022, respectively, and 5,067 and 6,089 shares for fiscal years 2023 and 2022, respectively, to be issued upon conversion of the 2025 Notes to satisfy the amount in excess of the principal since our convertible note hedge offsets the dilutive impact of the shares underlying the 2025 Notes.

Following is a summary of the financial statement line item classification of the net income adjustments:

	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
(dollars in thousands)	DECEMBER 31, 2023	DECEMBER 25, 2022	2023	2022
Labor and other related	$—	$—	$1,894	$—
Other restaurant operating	(6,100)	5,900	(6,100)	5,900
General and administrative	4,732	—	8,266	—
Provision for impaired assets and restaurant closings	34,200	—	27,516	—
Loss on extinguishment and modification of debt	—	—	—	107,630
Loss on fair value adjustment of derivatives, net	—	—	—	17,685
Provision for income taxes	(8,151)	(1,585)	(10,801)	(263)
Net adjustments	$24,681	$4,315	$20,775	$130,952

TABLE EIGHT
BLOOMIN’ BRANDS, INC.
COMPARATIVE RESTAURANT INFORMATION
(UNAUDITED)
Number of restaurants:	SEPTEMBER 24, 2023	OPENINGS	CLOSURES	DECEMBER 31, 2023
U.S.
Outback Steakhouse
Company-owned	557	5	—	562
Franchised	127	—	(1)	126
Total	684	5	(1)	688
Carrabba’s Italian Grill
Company-owned	199	—	(1)	198
Franchised	19	—	—	19
Total	218	—	(1)	217
Bonefish Grill
Company-owned	170	—	—	170
Franchised	5	1	—	6
Total	175	1	—	176
Fleming’s Prime Steakhouse & Wine Bar
Company-owned	64	—	—	64
Aussie Grill
Company-owned	7	—	(3)	4
Franchised	—	1	—	1
Total	7	1	(3)	5
U.S. total (1)	1,148	7	(5)	1,150
International
Company-owned
Outback Steakhouse - Brazil (2)	153	2	—	155
Other (2)(3)	37	1	(2)	36
Franchised
Outback Steakhouse - South Korea (1)	92	2	(2)	92
Other (3)	47	1	(1)	47
International total	329	6	(5)	330
System-wide total	1,477	13	(10)	1,480
System-wide total - Company-owned	1,187	8	(6)	1,189
System-wide total - Franchised	290	5	(4)	291
____________________
(1)Excludes five off-premises only kitchens as of December 31, 2023. One location was Company-owned in the U.S and all others were franchised in South Korea as of December 31, 2023.
(2)The restaurant counts for Brazil, including Abbraccio and Aussie Grill restaurants within International Company-owned Other, are reported as of August 31, 2023 and November 30, 2023, respectively, to correspond with the balance sheet dates of this subsidiary.
(3)International Company-owned Other and International Franchised Other included two and four Aussie Grill locations, respectively, as of December 31, 2023.

TABLE NINE
BLOOMIN’ BRANDS, INC.
COMPARABLE RESTAURANT SALES INFORMATION
(UNAUDITED)
	FOURTEEN WEEKS ENDED	THIRTEEN WEEKS ENDED	FISCAL YEAR
	DECEMBER 31, 2023 (1)	DECEMBER 25, 2022	2023 (1)	2022
Year over year percentage change:
Comparable restaurant sales (restaurants open 18 months or more):
U.S. (2)
Outback Steakhouse	(0.3)%	0.9%	1.1%	2.8%
Carrabba’s Italian Grill	2.5%	2.8%	3.9%	3.4%
Bonefish Grill	(3.0)%	0.5%	0.8%	4.5%
Fleming’s Prime Steakhouse & Wine Bar	(0.3)%	3.1%	(0.7)%	12.0%
Combined U.S.	(0.2)%	1.4%	1.4%	4.0%
International
Outback Steakhouse - Brazil (3)	0.6%	15.3%	5.5%	38.3%

Traffic:
U.S.
Outback Steakhouse	(4.3)%	(8.7)%	(4.3)%	(6.3)%
Carrabba’s Italian Grill	0.4%	(3.8)%	0.3%	(4.3)%
Bonefish Grill	(4.0)%	(7.2)%	(3.3)%	(4.2)%
Fleming’s Prime Steakhouse & Wine Bar	(1.9)%	(4.0)%	(2.0)%	3.0%
Combined U.S.	(3.1)%	(7.3)%	(3.1)%	(5.3)%
International
Outback Steakhouse - Brazil (3)	(0.9)%	3.3%	(1.1)%	23.6%

Average check per person (4):
U.S.
Outback Steakhouse	4.0%	9.6%	5.4%	9.1%
Carrabba’s Italian Grill	2.1%	6.6%	3.6%	7.7%
Bonefish Grill	1.0%	7.7%	4.1%	8.7%
Fleming’s Prime Steakhouse & Wine Bar	1.6%	7.1%	1.3%	9.0%
Combined U.S.	2.9%	8.7%	4.5%	9.3%
International
Outback Steakhouse - Brazil (3)	1.2%	11.7%	6.5%	14.6%
____________________
(1)For Q4 2023, comparable restaurant sales, traffic and average check per person compare the 14 weeks from September 25, 2023 through December 31, 2023 to the 14 weeks from September 26, 2022 through January 1, 2023. For 2023, comparable restaurant sales, traffic and average check per person compare the 53 weeks from December 26, 2022 through December 31, 2023 to the 53 weeks from December 27, 2021 through January 1, 2023.
(2)Relocated restaurants closed more than 60 days are excluded from comparable restaurant sales until at least 18 months after reopening.
(3)Excludes the effect of fluctuations in foreign currency rates and the benefit of the Brazil value added tax exemptions. Includes trading day impact from calendar period reporting.
(4)Includes the impact of menu pricing changes, product mix and discounts.

SOURCE: Bloomin’ Brands, Inc.